                                                                   Exhibit 99.32

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                            GROUP 3 MULTIFAMILY LOANS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal   $37,862,815
Balance
Aggregate Original Principal      $37,910,105
Balance
Number of Mortgage Loans          101

                                 MINIMUM    MAXIMUM   AVERAGE (1)
                                --------   --------   -----------
Original Principal Balance      $164,700   $750,000     $375,348
Outstanding Principal Balance   $164,307   $750,000     $374,879

                                  MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                  -------   -------   --------------------
Original Term (mos)                  360       360              360
Stated Remaining Term (mos) (3)      353       357              356
Loan Age (mos) (3)                     3         7                4
Current Interest Rate              5.650%    8.950%           7.275%
Initial Interest Rate Cap          2.000%    2.000%           2.000%
Periodic Rate Cap                  1.000%    1.000%           1.000%
Gross Margin                       4.000%    6.000%           5.623%
Maximum Mortgage Rate             11.650%   14.950%          13.304%
Minimum Mortgage Rate              5.650%    8.950%           7.304%
Months to Roll (3)                    17        32               26
Original Loan-to-Value             78.53%   100.00%           86.71%
Credit Score (4)                     538       793              661

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   02/01/2035   06/01/2035

                      PERCENT OF                                PERCENT OF
LIEN POSITION       MORTGAGE POOL     YEAR OF ORIGINATION     MORTGAGE POOL
-------------       -------------   -----------------------   -------------
1st Lien               100.00%      2005                         100.00%

OCCUPANCY                           LOAN PURPOSE
Primary                 98.74%      Purchase                      80.48%
Investment               1.26%      Refinance - Rate Term          1.39%
                                    Refinance - Cashout           18.13%

LOAN TYPE                           PROPERTY TYPE
Fixed Rate               7.12%      2-4 Family                   100.00%
ARM                     92.88%

AMORTIZATION TYPE
Fully Amortizing        38.99%
Interest-Only           61.01%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF MORTGAGE RATES  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
5.501% to 6.000%                 5       $ 2,144,384      5.66%    5.833%      696      $428,877    85.80%      100.00%      75.73%
6.001% to 6.500%                12         5,019,473     13.26     6.314       694       418,289    81.94        71.83       87.35
6.501% to 7.000%                22         9,107,349     24.05     6.859       669       413,970    84.16        26.70       74.43
7.001% to 7.500%                24         8,101,459      21.4     7.307       669       337,561    85.38        19.18       80.35
7.501% to 8.000%                16         5,528,278      14.6     7.716       661       345,517    88.55         8.90       48.56
8.001% to 8.500%                15         6,078,656     16.05     8.300       615       405,244    92.48         4.44       15.49
8.501% to 9.000%                 7         1,883,216      4.97     8.741       616       269,031    94.45        18.90        9.33
                               ---       -----------    ------     -----       ---      --------    -----       ------       -----
TOTAL:                         101       $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                               ===       ===========    ======     =====       ===      ========    =====       ======       =====

approximately 7.275% per annum.

MORTGAGE RATES-ARM

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE RATES     NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
-ARM                     MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
5.501% to 6.000%                 4       $ 1,623,980      4.62%    5.780%      693      $405,995    82.85%      100.00%     100.00%
6.001% to 6.500%                12         5,019,473     14.27     6.314       694       418,289    81.94        71.83       87.35
6.501% to 7.000%                19         7,346,287     20.89     6.895       666       386,647    83.01        19.31       92.27
7.001% to 7.500%                24         8,101,459     23.04     7.307       669       337,561    85.38        19.18       80.35
7.501% to 8.000%                16         5,528,278     15.72     7.716       661       345,517    88.55         8.90       48.56
8.001% to 8.500%                15         6,078,656     17.28     8.300       615       405,244    92.48         4.44       15.49
8.501% to 9.000%                 5         1,469,675      4.18     8.730       617       293,935    95.09        24.21       11.96
                               ---       -----------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                          95       $35,167,808    100.00%    7.304%      660      $370,187    86.41%       26.50%      65.68%
                               ===       ===========    ======     =====       ===      ========    =====       ======       =====

approximately 7.304% per annum.

MORTGAGE RATES-FRM

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE RATES     NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
-FRM                     MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
5.501% to 6.000%                1         $  520,404     19.31%    6.000%      705      $520,404    95.00%      100.00%      0.00%
6.501% to 7.000%                3          1,761,063     65.35     6.710       682       587,021    89.00        57.56       0.00
8.501% to 9.000%                2            413,541     15.34     8.781       613       206,771    92.18         0.00       0.00
                              ---         ----------    ------     -----       ---      --------    -----       ------       ----
TOTAL:                          6         $2,695,008    100.00%    6.890%      676      $449,168    90.64%       56.92%      0.00%
                              ===        ===========    ======     =====       ===      ========    =====       ======       =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 8.950% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.890% per annum.

REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                             PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
REMAINING MONTHS       NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
TO STATED MATURITY  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
349 to 360                101       $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                          ---       -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                    101       $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                          ===       ===========    ======     =====       ===      ========    =====       ======       =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 356 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                       AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF ORIGINAL                      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOAN            NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PRINCIPAL BALANCES    MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------    --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
$150,001 to $200,000         11       $ 1,991,699      5.26%    7.758%      667      $181,064    86.90%       55.06%      63.25%
$200,001 to $250,000         10         2,244,488      5.93     7.383       658       224,449    85.23        60.09       79.12
$250,001 to $300,000         15         4,063,415     10.73     7.395       648       270,894    84.62        27.01       79.77
$300,001 to $350,000         14         4,496,809     11.88     7.401       657       321,201    85.41         6.76       63.79
$350,001 to $400,000         12         4,547,125     12.01     7.198       669       378,927    85.41         8.09       66.38
$400,001 to $450,000         12         5,170,859     13.66     7.219       672       430,905    87.54        24.89       74.81
$450,001 to $500,000          6         2,848,499      7.52     7.219       674       474,750    87.54        16.27       49.19
$500,001 to $550,000          7         3,656,761      9.66     7.387       628       522,394    91.38        28.51       28.94
$550,001 to $600,000          5         2,853,455      7.54     7.566       623       570,691    89.66        20.43        0.00
$600,001 to $650,000          5         3,119,597      8.24     6.886       673       623,919    85.91        80.53       79.64
$650,001 to $700,000          2         1,372,750      3.63     7.095       688       686,375    87.51         0.00      100.00
$700,001 to $750,000          2         1,497,357      3.95     6.437       727       748,678    81.63        50.09       50.09
                            ---       -----------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                      101       $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                            ===       ===========    ======     =====       ===      ========    =====       ======       =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $164,307 to approximately $750,000 and the average outstanding principal balance of the Mortgage Loans was approximately $374,879.

PRODUCT TYPES

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                        NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PRODUCT TYPES        MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------        --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
30 Year Fixed Loans          6       $ 2,695,008      7.12%    6.890%      676      $449,168    90.64%       56.92%       0.00%
2/28 LIBOR ARM              52        18,613,182     49.16     7.198       666       357,946    85.64        29.45       72.91
3/27 LIBOR ARM              43        16,554,626     43.72     7.423       654       384,991    87.27        23.19       57.55
                           ---       -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                     101       $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                           ===       ===========    ======     =====       ===      ========    =====       ======       =====

ADJUSTMENT TYPE

                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                  PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                    NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
ADJUSTMENT TYPE  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
Fixed Rate               6       $ 2,695,008      7.12%    6.890%      676      $449,168    90.64%       56.92%       0.00%
ARM                     95        35,167,808     92.88     7.304       660       370,187    86.41        26.50       65.68
                       ---       -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                 101       $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                       ===       ===========    ======     =====       ===      ========    =====       ======       =====

AMORTIZATION TYPE

                                         AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                           NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
AMORTIZATION TYPE       MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------       --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
Fully Amortizing               36       $14,764,239     38.99%    7.733%      624      $410,118    91.82%       23.86%        0.00%
24 Month Interest-Only         37        13,124,551     34.66     6.942       690       354,718    83.11        32.94       100.00
36 Month Interest-Only         28         9,974,025     26.34     7.034       680       356,215    83.88        30.15       100.00
                              ---       -----------    ------     -----       ---      --------    -----        -----       ------
TOTAL:                        101       $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%       61.01%
                              ===       ===========    ======     =====       ===      ========    =====       ======       =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
STATE DISTRIBUTIONS         NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OF MORTGAGED PROPERTIES  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
Arizona                          1       $   200,000      0.53%    7.800%      723      $200,000    80.00%        0.00%     100.00%
California                      22         9,066,482     23.95     6.890       683       412,113    84.16        32.89       88.30
Connecticut                      4           943,787      2.49     8.434       590       235,947    93.46        66.32        0.00
Florida                         11         2,677,610      7.07     7.216       674       243,419    85.75        46.84       77.24
Illinois                        10         2,825,141      7.46     7.617       678       282,514    82.80         0.00      100.00
Massachusetts                   10         3,799,920     10.04     7.313       672       379,992    83.38        22.40      100.00
New Jersey                      12         3,900,323      10.3     7.631       659       325,027    90.28        19.48       51.42
New York                        28        13,735,686     36.28     7.273       644       490,560    88.99        30.42       27.20
Rhode Island                     3           713,865      1.89     7.227       641       237,955    85.38        28.35       64.16
                               ---       -----------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                         101       $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                               ===       ===========    ======     =====       ===      ========    =====       ======       =====

(1) No more than approximately 3.16% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                        AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL        NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
LOAN-TO-VALUE RATIOS  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
--------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
75.01% to 80.00%             49        $16,360,077     43.21%    6.899%      684      $333,879     79.92%      28.31%     100.00%
80.01% to 85.00%              4          2,634,380      6.96     6.774       658       658,595     84.93       24.11       25.97
85.01% to 90.00%             19          8,139,039      21.5     7.631       632       428,370     89.99       29.13       32.94
90.01% to 95.00%             28         10,537,748     27.83     7.678       650       376,348     94.92       28.71       32.01
95.01% to 100.00%             1            191,571      0.51     8.950       621       191,571    100.00      100.00        0.00
                            ---        -----------    ------     -----       ---      --------    ------      ------       -----
TOTAL:                      101        $37,862,815    100.00%    7.275%      661      $374,879     86.71%      28.66%      61.01%
                            ===       ===========    ======      =====       ===      ========    ======      ======       =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 78.53% to 100.00%.

MORTGAGE INSURANCE COMPANY

                                         AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE INSURANCE        NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
COMPANY                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------     --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
No Mortgage Insurance         77        $29,005,147     76.61%    7.223%      667      $376,690    85.13%       23.48%      71.73%
Mortgage Guaranty
   Insurance Corp.            24          8,857,668     23.39     7.444       643       369,069    91.89        45.66       25.90
                             ---        -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                       101        $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                             ===        ===========    ======     =====       ===      ========    =====        =====       =====

LOAN PURPOSE

                                         AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                          NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
LOAN PURPOSE           MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------           --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Purchase                      88        $30,473,488     80.48%    7.328%      662      $346,290    86.09%      26.39%       68.32%
Refinance - Cashout           12          6,864,143     18.13     6.952       663       572,012    89.22       40.97        33.19
Refinance - Rate Term          1            525,184      1.39     8.400       586       525,184    90.00        0.00         0.00
                             ---        -----------    ------     -----       ---      --------    -----       -----        -----
TOTAL:                       101        $37,862,815    100.00%    7.275%      661      $374,879    86.71%      28.66%       61.01%
                             ===        ===========    ======     =====       ===      ========    =====       =====        =====

PROPERTY TYPE

                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                 PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                  NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PROPERTY TYPE  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
2-4 Family           101        $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                     ---        -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:               101        $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                     ===        ===========    ======     =====       ===      ========    =====        =====       =====

DOCUMENTATION

                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                 PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                  NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
DOCUMENTATION  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Stated                65        $23,895,598     63.11%    7.587%      657      $367,625    86.47%        0.00%      60.13%
Full                  30         10,853,370     28.66     6.622       673       361,779    86.89       100.00       67.54
Limited                6          3,113,848      8.22     7.154       655       518,975    87.90         0.00       44.97
                     ---        -----------    ------     -----       ---      --------    -----       ------       -----
TOTAL:               101        $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                     ===        ===========    ======     =====       ===      ========    =====       ======       =====

OCCUPANCY

                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                              PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
               NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OCCUPANCY   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------   --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Primary           100        $37,387,070     98.74%    7.263%      661      $373,871    86.67%       29.03%      61.78%
Investment          1            475,746      1.26     8.150       670       475,746    90.00         0.00        0.00
                  ---        -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:            101        $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                  ===        ===========    ======     =====       ===      ========    =====       ======       =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOANS AGE     NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
SUMMARY             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
3                           5        $ 1,409,350      3.72%    7.074%      748      $281,870    81.87%       11.98%     100.00%
4                          91         34,903,810     92.18     7.245       659       383,558    86.58        29.38       62.14
5                           3          1,001,024      2.64     8.449       630       333,675    95.00        19.58        0.00
7                           2            548,632      1.45     7.507       619       274,316    92.14        42.88        0.00
                          ---        -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                    101        $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                          ===       ===========     ======     =====       ===      ========    =====        =====       =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                       AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
ORIGINAL PREPAYMENT     NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PENALTY TERM         MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
None                        57        $22,204,604     58.64%    7.461%      651      $389,554    87.34%       20.18%      56.71%
12 Months                    9          3,536,132      9.34     6.727       677       392,904    87.77        56.78       28.25
24 Months                   19          5,973,089     15.78     7.421       669       314,373    85.94        24.63       67.46
36 Months                   16          6,148,990     16.24     6.773       681       384,312    84.57        47.07       89.10
                           ---        -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                     101        $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                           ===        ===========    ======     =====       ===      ========    =====        =====       =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 26 months.

CREDIT SCORES

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                           NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF CREDIT SCORES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
526 to 550                      2        $   460,434      1.22%    7.966%      544      $230,217    90.00%      100.00%       0.00%
551 to 575                      3          1,327,736      3.51     8.217       564       442,579    90.00         0.00        0.00
576 to 600                      6          2,712,502      7.16     8.086       589       452,084    89.90         0.00        0.00
601 to 625                     14          5,111,789      13.5     7.673       617       365,128    89.49        20.01       33.77
626 to 650                     17          6,126,237     16.18     7.320       638       360,367    88.18        29.27       50.60
651 to 675                     23          7,593,701     20.06     7.282       661       330,161    84.95        24.51       79.88
676 to 700                     13          5,011,186     13.24     6.812       688       385,476    87.01        53.61       78.92
701 to 725                     12          5,541,452     14.64     6.878       708       461,788    85.22        30.35       77.12
726 to 750                      5          1,853,380      4.89     6.983       742       370,676    85.48        23.12      100.00
751 to 775                      5          1,955,600      5.16     6.830       758       391,120    79.44        38.35      100.00
776 to 800                      1            168,800      0.45     6.025       793       168,800    80.00       100.00      100.00
                              ---        -----------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                        101        $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                              ===        ===========    ======     =====       ===      ========    =====        =====       =====

Date was approximately 661.

CREDIT GRADE

                                AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                 NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
CREDIT GRADE  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
1                    98        $36,390,646     96.11%    7.236%      664      $371,333    86.58%       29.82%      63.47%
2                     2          1,086,306      2.87     8.452       585       543,153    90.00         0.00        0.00
3                     1            385,863      1.02     7.600       630       385,863    90.00         0.00        0.00
                    ---        -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:              101        $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                    ===        ===========    ======     =====       ===      ========    =====        =====       =====

GROSS MARGINS

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                           NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF GROSS MARGINS  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
3.501% to 4.000%               20        $ 6,625,061     18.84%    7.442%      675      $331,253    83.14%       12.85%     100.00%
5.501% to 6.000%               75         28,542,746     81.16     7.272       657       380,570    87.17        29.67       57.72
                              ---        -----------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                         95        $35,167,808    100.00%    7.304%      660      $370,187    86.41%       26.50%      65.68%
                              ===        ===========    ======     =====       ===      ========    =====        =====       =====

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 6.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.623% per annum.

MAXIMUM MORTGAGE RATES

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MAXIMUM       NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
MORTGAGE RATES      MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------    --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
11.501% to 12.000%          4       $ 1,623,980      4.62%    5.780%      693      $405,995    82.85%      100.00%     100.00%
12.001% to 12.500%         12         5,019,473     14.27     6.314       694       418,289    81.94        71.83       87.35
12.501% to 13.000%         19         7,346,287     20.89     6.895       666       386,647    83.01        19.31       92.27
13.001% to 13.500%         24         8,101,459     23.04     7.307       669       337,561    85.38        19.18       80.35
13.501% to 14.000%         16         5,528,278     15.72     7.716       661       345,517    88.55         8.90       48.56
14.001% to 14.500%         15         6,078,656     17.28     8.300       615       405,244    92.48         4.44       15.49
14.501% to 15.000%          5         1,469,675      4.18     8.730       617       293,935    95.09        24.21       11.96
                          ---       -----------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                     95       $35,167,808    100.00%    7.304%      660      $370,187    86.41%       26.50%      65.68%
                          ===       ===========    ======     =====       ===      ========    =====       ======      ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.650% per annum to 14.950% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.304% per annum.

NEXT RATE ADJUSTMENT DATE

                                       AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
NEXT RATE ADJUSTMENT     NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
DATE                  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
--------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
February 2007                 1       $   235,235      0.67%    7.250%      652      $235,235    95.00%      100.00%       0.00%
April 2007                    1           378,759      1.08     8.200       618       378,759    95.00         0.00        0.00
May 2007                     45        16,589,839     47.17     7.185       660       368,663    85.62        30.60       73.31
June 2007                     5         1,409,350      4.01     7.074       748       281,870    81.87        11.98      100.00
February 2008                 1           313,397      0.89     7.700       595       313,397    90.00         0.00        0.00
April 2008                    2           622,264      1.77     8.601       637       311,132    95.00        31.49        0.00
May 2008                     40        15,618,964     44.41     7.370       656       390,474    86.90        23.32       61.00
                            ---       -----------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                       95       $35,167,808    100.00%    7.304%      660      $370,187    86.41%       26.50%      65.68%
                            ===       ===========    ======     =====       ===      ========    =====       ======      ======

DEBT-TO-INCOME RATIOS (%)

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF DEBT-TO-INCOME     NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RATIOS (%)               MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
25.00 or less                    9       $ 4,096,184     10.82%    6.923%      666      $455,132    86.88%       56.45%      47.91%
25.01 - 30.00                    3         1,326,154       3.5     6.548       670       442,051    87.76        86.75       60.76
30.01 - 35.00                    7         1,733,507      4.58     7.561       685       247,644    87.86        35.27       66.44
35.01 - 40.00                   20         7,880,307     20.81     7.429       656       394,015    89.09        22.20       57.96
40.01 - 45.00                   28        10,765,598     28.43     7.428       653       384,486    86.99        14.28       61.77
45.01 - 50.00                   34        12,061,067     31.85     7.195       666       354,737    84.57        28.95       66.02
                               ---       -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                         101       $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                               ===       ===========    ======     =====       ===      ========    =====        =====       =====

NUMBER OF UNITS

                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                  PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                    NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
NUMBER OF UNITS  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
2                       92       $32,196,570     85.03%    7.347%      657      $349,963    87.01%       23.66%      61.45%
3                        7         4,370,324     11.54     6.684       684       624,332    84.91        74.07       46.20
4                        2         1,295,921      3.42     7.458       684       647,961    85.31         0.00      100.00
                       ---       -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                 101       $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                       ===       ===========    ======     =====       ===      ========    =====        =====       =====

TOP 5 ZIP CODES

                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                  PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                    NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
TOP 5 ZIP CODES  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
11368                    2       $ 1,197,597      3.16%    6.661%      616      $598,799    82.24%       52.61%      52.61%
11234                    2         1,086,306      2.87     8.452       585       543,153    90.00         0.00        0.00
11221                    2         1,034,056      2.73     7.338       655       517,028    95.00        50.51       50.51
11236                    2           978,103      2.58     7.239       675       489,051    87.52        43.81       43.81
11436                    2           943,561      2.49     8.247       591       471,780    92.36         0.00        0.00
Other                   91        32,623,192     86.16     7.229       667       358,497    86.31        28.42       65.96
                       ---       -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                 101       $37,862,815    100.00%    7.275%      661      $374,879    86.71%       28.66%      61.01%
                       ===       ===========    ======     =====       ===      ========    =====        =====       =====